Advances from Federal Home Loan Bank	12 Months Ended
Dec. 31, 2010
Deposits/Advances from Federal Home Loan Bank/Securities Sold Under Agreements to Repurchase [Abstract]
Advances from Federal Home Loan Bank
20.	Advances from Federal Home Loan Bank

At December 31, 2010, BankAtlantic had $170.0 million of FHLB advances outstanding of which $105.0 million mature during the three months ending March 31, 2011, $45.0 million mature in June 2011 and $20 million mature in July 2011. These advances had a weighted average interest rate of 0.35% as of December 31, 2010. The average balance and average interest rate of FHLB advances outstanding during the year ended December 31, 2010 was $107.5 million and 1.13%, respectively.

BankAtlantic’s line of credit with the FHLB is limited to 40% of assets, subject to available collateral, with a maximum term of 10 years. At December 31, 2010, $946.6 million of 1-4 family residential loans, $60.6 million of commercial real estate loans and $455.7 million of consumer loans were pledged against FHLB advances. In addition, $43.6 million of FHLB stock is pledged as collateral for the letter of credit and outstanding FHLB advances. BankAtlantic’s available borrowings under the FHLB line of credit were $611.9 million as of December 31, 2010, however, the FHLB line of credit is subject to periodic review and may be limited or not available to BankAtlantic when needed. BankAtlantic was informed by the FHLB that its FHLB line of credit will be reduced by approximately $168 million in April 2011 due to the issuance of the Bank Order.

During the years ended December 31, 2010, 2009 and 2008, BankAtlantic incurred prepayment penalties of $53,000, $7.5 million and $1.6 million upon the repayment of $2 million, $760 million and $692 million of FHLB advances, respectively.